Exhibit 10.3

ASSIGNMENT AND ASSUMPTION OF LEASE

THE STATE OF FLORIDA	§
	§	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF	§

THAT, WINTER HAVEN CAPITAL CENTER, LLC, a Florida limited liability company (“Assignor”) hereby transfers, assigns and sets over unto HCII-7375 CYPRESS GARDENS BOULEVARD, LLC a Delaware limited liability company (“Assignee”), that certain lease (the “Lease”) with tenants demising space in the premises (the “Premises”) described in Exhibit A attached hereto and made a part hereof for all purposes, and the Lease and any guaranty in connection therewith, together with all amendments thereto and modifications thereof.

TO HAVE AND TO HOLD the Leases, together with any and all security deposits, prepaid rents, rights and appurtenances thereto in anywise belonging to Assignor unto Assignee, its successors, legal representatives and assigns FOREVER, and Assignor does hereby bind itself and its successors and assigns to WARRANT AND FOREVER DEFEND all and singular the ownership of the landlord’s interest in the Leases unto Assignee, its successors, and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof by, through or under Assignor, but not otherwise.

Assignor indemnifies and agrees to hold Assignee harmless from and against any loss, cost, damage or expense incurred by Assignee and arising from or in connection with any liabilities or obligations of the landlord under the Leases (including specifically, without limitation, the liabilities and obligations of the landlord under the Leases with respect to security deposits) attributable to the period prior to the date hereof, and Assignor shall be solely liable for such liabilities and obligations.

Assignee, by its acceptance hereof, agrees to assume and indemnify and hold Assignor harmless from and against all liabilities and obligations of the landlord under the Leases (including specifically, without limitation, the liabilities and obligations of the landlord under the Leases with respect to security deposits, the receipt of which Assignee acknowledges was made by credit to Assignee to the extent shown on the closing statement for Assignee’s acquisition of the Premises) to the extent same arise or are otherwise attributable to the period from and after the date hereof, but not otherwise; provided, however, (a) Assignee shall have no liability to indemnify and hold Assignor harmless from and against any liability or obligation arising under the Leases prior to the date hereof even though same may be subject to a claim brought after the date hereof; and (b) Assignee shall have no liability for the payment of any tenant finish costs or leasing commissions attributable to any of the Leases (including any commissions payable in connection with any renewal or expansion thereof) except as and to the extent expressly set forth on Exhibit B attached hereto and made a part hereof for all purposes, but not otherwise.

This Assignment and Assumption of Leases may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Assignor has executed this instrument as of (but not necessarily on) this 27th day of January, 2015.

WITNESSES:	ASSIGNOR:

WINTER HAVEN CAPITAL CENTER, LLC, a Florida limited liability company

/s/ Marcy B. Kast	By:	/s/ John W. Slavens
Print Name: Marcy B. Kast	Print Name: John W. Slavens Title: Manager

/s/ Alton L. Lightsey
Print Name: Alton L. Lightsey

ASSIGNEE:

HCII-7375 CYPRESS GARDENS
BOULEVARD, LLC, a Delaware limited
liability company
/s/ Miles Callahan Print Name: Miles Callahan
	By:	Carter Validus Operating Partnership
II, LP, a Delaware limited
/s/ Anatalia Sanchez		partnership, its sole member
Print Name: Anatalia Sanchez
		By:	Carter Validus Mission Critical
REIT II, Inc., a Maryland
corporation, its general partner

			By:	/s/ John E. Carter
John E. Carter
Chief Executive Officer

EXHIBIT A

LEASE

1.	Master Lease Agreement dated as of June 30, 2008, by and between Winter Haven Capital Center, LLC and Central Polk, LLC.

2.	First Amendment to Master Lease Agreement dated as of September15, 2008, by and between Winter Haven Capital Center, LLC, Central Polk, LLC and Health Management Associates, Inc.

Exhibit A

EXHIBIT B

NONE

Exhibit B